Exhibit 10.5

Subscription Agreement

SUBSCRIPTION AGREEMENT

Coronado Biosciences, Inc.

45 Rockefeller Plaza, Suite 2000

New York NY 10111

Attn: Bobby W. Sandage, Jr., Ph.D., CEO

Ladies and Gentlemen:

1. Subscription. The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from Coronado Biosciences, Inc., a Delaware corporation (the “Company”), the number of shares of Series C preferred stock par value $0.001 per share (the “Securities” or “Series C Preferred”) of the Company set forth on the signature page hereof at a purchase price of $5.59 per Share. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Confidential Offering Memorandum, dated May 23, 2011, as may amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the “Memorandum,” and, together with this Subscription Agreement, the “Offering Documents”) and relating to the offering (the “Offering”) by the Company of a minimum of $2,000,000 (the “Minimum Offering”) and a maximum of $10,000,000) (the “Maximum Offering”) of Securities, with the right at the sole discretion of the Company and the Placement Agent to increase the maximum by an additional $12,000,000 of Securities. The Securities are being offered on an exclusive basis through National Securities Corporation (the “Placement Agent”). The minimum subscription for a Purchaser in the Offering is $50,000; provided, however, that Placement Agent and the Company, in their sole discretion, may waive such minimum subscription requirement from time to time.

2. Payment. The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to “Signature Bank, Escrow Agent for Coronado Biosciences, Inc.” in the full amount of the purchase price of the Securities being subscribed for. Such funds will be held for the Purchaser’s benefit, and will be returned promptly, without interest or offset if this Subscription Agreement is not accepted by the Company or the Offering is terminated pursuant to its terms or by the Company or the Placement Agent. Together with a check for, or wire transfer of, the full purchase price, the Purchaser is delivering (i) a completed and executed Signature Page to this Subscription Agreement and (ii) an Investor Questionnaire and Investor Profile, which is annexed hereto.

3. Deposit of Funds. All payments made as provided in Section 2 hereof shall be deposited by the Company or the Placement Agent as soon as practicable with the Escrow Agent, in a non-interest-bearing escrow account (the “Escrow Account”) until the earliest to occur of (a) the occurrence of a closing, the first of which shall not occur until at least $2,000,000 of Securities are sold (the “First Closing”), (b) the rejection of such subscription, or (c) the termination of the Offering by the Company or the Placement Agent. The Company and the Placement Agent may continue to offer and sell the Securities and conduct additional closings (each, a “Closing”) for the sale of additional Securities after the First Closing and until the termination of the Offering. In the event that the Company does not effect a Closing, on or before June 30, 2011 (the “Initial Offering Period”), which period may be extended by the Company and the Placement Agent, in their mutual discretion to a date no later than August 31, 2011 (the “Termination Date”, with this additional period, together with the Initial Offering Period, being referred to herein as the “Offering Period”), the Company will refund all subscription funds, without deduction and/or interest accrued thereon, and will return the subscription documents to each Purchaser. If the Company and/or the Placement Agent rejects a subscription, either in whole or in part (which decision is in their sole discretion), the rejected subscription funds or the rejected portion thereof will be returned promptly to such Purchaser without interest accrued thereon.

4. Acceptance of Subscription. The Purchaser understands and agrees that the Company and the Placement Agent, in their discretion reserve the right to accept or reject this or any other subscription for Securities, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this or any other subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Placement Agent (on behalf of the Purchaser) an executed copy of this Subscription Agreement. If this subscription is rejected in whole, or the Offering is terminated, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

5. Representations and Warranties of the Purchaser. The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a) None of the Securities offered pursuant to the Offering Documents are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Securities contemplated hereby is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the truth and accuracy of, and compliance with, representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b) The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”), acknowledges that it has received the Offering Documents, either in hard copy or electronically, and all other documents requested by the Purchaser, has carefully reviewed them and understands the information contained therein, and the Purchaser and the Advisors, if any, prior to the execution of this Subscription Agreement, have had access to the same kind of information as would be available in a registration statement filed by the Company under the Securities Act. Purchaser’s decision to enter into this Subscription Agreement and the other Transaction Documents (as defined herein) has been made based solely on the independent evaluation of the Purchaser and its Advisors, if any;

(c) Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission or other regulatory body has approved the Securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Offering Documents. Any representation to the contrary is a criminal offense. The Offering Documents have not been reviewed by any federal, state or other regulatory authority. The Securities, and the shares of common stock issuable upon conversion of the Series C Preferred (the “Conversion Shares”) are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom;

(d) All documents, records, and books pertaining to the investment in the Securities (including, without limitation, the Offering Documents) have been made available, subject to certain confidentiality restrictions, for inspection by the Purchaser and its Advisors, if any;

(e) The Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Securities and the business, financial condition, and results of operations of the Company, and all such questions have been answered by representatives of the Company to the full satisfaction of the Purchaser and its Advisors, if any;

(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Offering Documents or as contained in documents so furnished to the Purchaser or its Advisors, if any, by the Company or the Placement Agent;

(g) The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering directly or indirectly through or as a result of, any form of general solicitation or general advertising including, without limitation, any press release, filing with the SEC, article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the internet and is not subscribing for Securities and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finder’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions and other compensation to be paid by the Company to the Placement Agent or as otherwise described in the Offering Documents);

(i) The Purchaser’s decision to enter into this Subscription Agreement has been made based solely on the independent evaluation of the Purchaser and its own Advisors, if any, and the Purchaser, either alone or together with its Advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto;

(j) The Purchaser is not relying on the Company, the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors, if any;

(k) The Purchaser is neither a registered representative under the Financial Industry Regulatory Authority (“FINRA”), a member of FINRA or associated or affiliated with any member of FINRA, nor a broker-dealer registered with the SEC under the Exchange Act or engaged in a business that would require it to be so registered, nor is it an affiliate of a such a broker-dealer or any person engaged in a business that would require it to be registered as a broker-dealer. In the event such Purchaser is a member of FINRA, or associated or affiliated with a member of FINRA, such Purchaser agrees, if requested by FINRA, to sign a lock-up, the form of which shall be satisfactory to FINRA with respect to the Securities. Furthermore, the Purchaser is not an underwriter of the Securities, nor is it an affiliate of an underwriter of the Securities.

(l) The Purchaser is acquiring the Securities solely for such Purchaser’s own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Securities, and the Purchaser has no plans to enter into any such agreement or arrangement;

(m) The purchase of the Securities represents a high risk capital investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company and is in a position to sustain a loss of their entire investment. The Purchaser must bear the substantial economic risks of the investment in the Securities indefinitely because none of the Securities or the Conversion Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the Securities and the Conversion Shares to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books. Stop transfer instructions will be placed with the transfer agent of the Securities, if any, or with the Company. There can be no assurance that there will be any market for resale of the Series C Preferred or the Conversion Shares. The Company has agreed that purchasers of the Securities will have, with respect to the Conversion Shares, the registration rights described herein;

(n) The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Securities for an indefinite period of time;

(o) The Purchaser is aware that an investment in the Securities involves a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the Offering Documents, and, in particular, acknowledges that the Company has a limited operating history and limited assets, the Company has not had any revenues from product sales to date, the Company has incurred loses since its inception, and the Company is engaged in a highly competitive business;

(p) The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D under the Securities Act, and has truthfully and accurately completed the Investor Questionnaire attached hereto;

(q) The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of any law applicable to it or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities and the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(r) The Purchaser and the Advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Offering Documents and all documents received or reviewed in connection with the purchase of the Securities and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or the Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company to the full satisfaction of the Purchaser and the Advisors, if any;

(s) Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company or the Placement Agent is complete and accurate and may be relied upon by the Company and the Placement Agent in determining the availability of an exemption from registration under Federal and state securities laws in connection with the Offering. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company and the Placement Agent immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the securities underlying the Securities;

(t) The Purchaser has significant prior investment experience, including investments in high risk securities. The Purchaser is knowledgeable about investments in small and thinly capitalized, development stage companies. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

(u) The Purchaser is satisfied that it has received adequate information with respect to all matters which it or the Advisors, if any, consider material to its decision to make this investment;

(v) The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Offering Documents were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed and will not be updated by the Company and should not be relied upon;

(w) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Offering Documents;

(x) Within five (5) business days after receipt of a request from the Company or the Placement Agent, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or the Placement Agent is subject;

(y) The Purchaser’s substantive relationship with the Company, the Placement Agent or subagent through which the Purchaser is subscribing for Securities predates the Company’s, Placement Agent’s or such subagent’s contact with the Purchaser regarding an investment in the Securities;

(z) THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(aa) The Purchaser understands that affiliates and/or employees of the Placement Agent (i) will receive the compensation set forth elsewhere in the Offering Documents in connection with the Offering, and (ii) may, but are not obligated to, purchase Securities in the Offering and any and all such Securities purchased shall be counted toward the Minimum Offering and the Maximum Offering.

(bb) (For ERISA plans only) The fiduciary of the ERISA plan represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;

(cc) The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

(dd) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company and the Placement Agent should the Purchaser become aware of any change in the information

[1]	These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Placement Agent may also be required to report such action and to disclose the Purchaser’s identity to OFAC. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company and the Placement Agent or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

(ee) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure2, or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and

(ff) If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(gg) The Purchaser understands, acknowledges, covenants and agrees that until the time immediately prior to the declaration or ordering of effectiveness of a Form S-1 (as defined in the Memorandum) by the SEC neither the Purchaser nor any of its affiliates nor any entity managed or controlled by the Purchaser will ever (i) enter into or execute or cause any person or entity to enter into or execute any “short sale” (as such term is defined in Rule 200 of Regulation SHO or any successor regulation promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of Series C Preferred, Common Stock or any other equity securities of the Company or (ii) engage, through related parties or otherwise, in any derivative or hedging transaction directly related to the Company’s equity securities (including, without limitation, the purchase of any option or contract to sell). Further, Purchaser agrees that, upon the reasonable request of the Company, Purchaser will, and it will use its best efforts to cause its affiliates or any entity managed or controlled by the Purchaser to, verify in writing to the Company that it has not engaged in any such short sale, derivative hedging transaction directly related to such securities.

[2]

A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[3]	“Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.
[4]

A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

6. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants, acknowledges and agrees as follows:

(a) Organization, Good Standing and Qualification. (a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company has no subsidiaries. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company or (ii) the ability of the Company to perform its obligations under the Transaction Documents (as defined below) (a “Material Adverse Effect”).

(b) Authorization; Enforceability. The Company has all corporate power and authority to (i) enter into and perform its obligations under this Agreement and the other agreements contemplated hereby (this Agreement and the other agreements contemplated hereby, are collectively referred to herein as the “Transaction Documents”), (ii) issue, sell and deliver the Securities and (iii) issue, sell and deliver the Conversion Shares. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by the Company’s Board of Directors. This Agreement has been duly authorized, executed and delivered and constitutes, and each of the other Transaction Documents, upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect related to laws affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) Capitalization and Voting Rights. The authorized, issued and outstanding capital stock of the Company is as set forth in the Memorandum and all issued and outstanding shares of the Company are validly issued, fully paid and nonassessable. Except as set forth in the Memorandum, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as set forth in the Offering Documents and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company’s certificate of incorporation, bylaws or any agreement or other instruments to which the Company is a party or by which the Company is bound.

(d) Disclosure. The information set forth in the Offering Documents as of the date thereof contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

(e) Form 10 Registration Statement. The Coronado has agreed to use its commercially reasonable efforts to file a Form 10 registration statement within sixty (60) days following the Final Closing (the “Filing Date”). In the event that the Form 10 is not filed by the Filing Date, the Company will incur monthly liquidated damages, payable to Investors in cash, in an amount equal to one (1.0%) percent of the purchase price of the Securities until the Form 10 is filed (but in no event will the maximum aggregate liquidated damages payable exceed ten (10%) percent).

7. Registration Rights. Purchaser shall have the registration rights described below.

(a) Definitions. As used in the Subscription Agreement, the following terms shall have the following meanings.

(1) The term “Holder” shall mean any holder of Registrable Securities.

(2) The term “Other Registrable Securities” shall mean shares of Common Stock other than the Registrable Securities that have registration rights senior to, or pari passu with, the Registrable Securities.

(3) The term “Public Date” shall mean the first day that shares of the Company’s capital stock are registered pursuant to Section 12 of the Exchange Act

(4) The terms “register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document.

(5) The term “Registrable Securities” shall mean (i) the shares of Common Stock issuable upon conversion of the Series C Preferred (or any successor security) sold in the Offering; and (ii) any shares of Common Stock issuable (or issuable upon the conversion or exercise of any warrant, right or other security that is issued) pursuant to a dividend or other distribution with respect to or in replacement of any Securities; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC; (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale; (C) are held by a Holder or a permitted transferee of a Holder pursuant to Section 7(k); and (D) may not be disposed of under Rule 144 under the Securities Act without restriction.

(6) The term “Trading Event” means the first date on which the Company’s common stock trades on a national securities exchange or the OTCQX, the OTCBB, or any other market quoted by the Pink Sheets LLC, OTC Markets (or any successors to any of the foregoing).

(b) Piggyback Registration.

(1) The Company agrees that if, at any time, and from time to time, after the earlier to occur of (i) an initial public offering of the Company’s equity securities (“IPO”) and (ii) a Trading Event, the Board of Directors of the Company (the “Board”) shall authorize the filing of a registration statement under the Securities Act (other than the IPO or a registration statement on Form S-8, Form S-4 or any other form that does not include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its securities by it or any of its stockholders, the Company shall: (A) promptly notify each Holder that such registration statement will be filed and that the Registrable Securities then held by such Holder will be included in such registration statement at such Holder’s request; (B) cause such registration statement to cover all of such Registrable Securities issued to such Holder for which such Holder requests inclusion; (C) use reasonable best efforts to cause such registration statement to become effective as soon as practicable; and (D) take all other reasonable action necessary under any Federal or state law or regulation of any governmental authority to permit all such Registrable Securities that have been issued to such Holder to be sold or otherwise disposed of, and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for such Holder to promptly effect the proposed sale or other disposition.

(2) Notwithstanding any other provision of this Section 7(b), the Company may at any time, abandon or delay any registration commenced by the Company. In the event of such an abandonment by the Company, the Company shall not be required to continue registration of shares requested by the Holder for inclusion, the Holder shall retain the right to request inclusion of shares as set forth above and the withdrawn registration shall not be deemed to be a registration request for the purposes of Section 7(b)(3) below.

(3) Each Holder shall have the right to request inclusion of any of its Registrable Securities in a registration statement as described in this Section 7(b) up to two times.

(c) Automatic Registration rights.

(1) In addition to the registration rights set out above, within 60 days of the Public Date, the Company shall file a resale registration statement covering the resale of the common stock issuable upon conversion of the Series C Preferred (or less than all, if the Company is limited in the number of shares that it can include on such resale registration statement by regulation or the requirements of any exchange), and use its commercially reasonable efforts to have the registration statement declared effective within 120 days after the Public Date. In the event that the registration statement is not filed within 60 days of the Public Date, the Company will incur monthly liquidated damages, payable to Investors in cash, in an amount equal to one (1.0%) percent of the purchase price of the Series C Preferred until the registration statement is filed (but in no event will the maximum aggregate liquidated damages payable exceed ten (10%) percent).

(d) Demand Registration.

(1) Registration on Request.

(i) The Company agrees that if, at any time, and from time to time, but at least 180 days after the earlier of (i) the effective date of an initial offering of Coronado’s equity securities pursuant to an effective registration statement and (ii) a Trading Event, Holders of a majority of the Registrable Securities may make a written request that the Company effect the registration under the Securities Act of outstanding Registrable Securities; provided that such requested registration would cover at least 51% of the Registrable Securities owned by all the Holders at such time; and provided, further, that the Holders shall be entitled to no more than one such demand registration.

(ii) The Company further agrees that if, at any time, and from time to time, after the Company has qualified for the use of Form S-3 or any successor form, and ending on the date that is five years from the final Closing, one or more of the Holders desire to effect the registration under the Securities Act on Form S-3 or any successor form (“Short-Form Registration”) of outstanding Registrable Securities, such Holder(s) may make a written request that the Company effect a Short-Form Registration; provided that the aggregate price to the public of the shares as to which such registration is requested (based on the then current market price and before deducting underwriting discounts and commissions) would equal or exceed $5,000,000. It is understood and agreed that the Holders may make good faith requests for Short-Form Registrations on an unlimited number of occasions; provided further, that the Company shall not be required to effect more than one Short Form Registration in any 12 month period.

(iii) Each request made by one or more of the Holders pursuant to subsections (i) or (ii) above (the “Initiating Holders”) will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Following receipt of any such request, the Company shall promptly notify all Holders other than the Initiating Holders of receipt of such request and the Company shall use best efforts to file, within 60 days of such request, the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register in the request by the Initiating Holders (and in all notices received by the Company from such other Holders within 30 days after the giving of such notice by the Company), to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities to be registered. If such method of disposition shall be an underwritten public offering, the Holders of a majority of the shares of Registrable Securities to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Holders will be permitted to withdraw Registrable Securities from a registration at any time prior to the effective date of such registration; provided the remaining number of shares of Registrable Securities subject to a requested registration is not less than the minimum amount required pursuant to this Section 5.3.

(2) Limitations on Demand Registration. Notwithstanding Section 7(d)(1),

(i) the Company shall not be obligated to file a registration statement relating to a registration request pursuant to this Section 7(d) at any time during the 90-day period immediately following the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering of securities of the Company; and if the Board determines, in its good faith judgment, that the Company (i) should not file any registration statement otherwise required to be filed pursuant to Section 7(d) or (ii) should withdraw any such previously filed registration statement because the Board determines, in its good faith judgment, that the Company is in the possession of material nonpublic information required to be disclosed in such registration statement or an amendment or supplement thereto, the disclosure of which in such registration statement would be materially disadvantageous to the Company (a “Disadvantageous Condition”), the Company shall be entitled to postpone for the shortest reasonable period of time (but not exceeding 45 days from the date of the determination), the filing of such registration statement or, if such registration statement has already been filed, may suspend or withdraw such registration statement and shall promptly give the Holders written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing or effect the suspension or the withdrawal of the registration statement, the Holders who made the request for registration shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement. Upon the receipt of any such notice, such Holders shall forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by the Company, shall deliver to the Company all copies of the prospectus then covering such Registrable Securities current at the time of receipt of such notice (or, if no registration statement has yet been filed, all drafts of the prospectus covering such Registrable Securities). If any Disadvantageous Condition shall cease to exist, the Company shall promptly notify the Holders to such effect. If any registration statement shall have been withdrawn, the Company shall, at such time as it is possible or, if earlier, at the end of the 45-day period following such withdrawal, file a new registration statement covering the Registrable Securities that were covered by such withdrawn registration statement, and the effectiveness of such registration statement shall be maintained for such time as may be necessary so that the period of effectiveness of such new registration statement, when aggregated with the period during which such withdrawn registration statement was effective, if any, shall be such time as may be otherwise required by the Subscription Agreement. The Company’s right to delay a request for registration or to withdraw a registration statement pursuant to this Section 7(d) may not be exercised more than once in any one-year period.

(e) Registration Procedures. Whenever required under this Section 7 to include Registrable Securities in a Company registration statement, the Company shall, as expeditiously as reasonably possible:

(1) Use best efforts to (i) cause such registration statement to become effective, and (ii) cause such registration statement to remain effective until the earliest to occur of (A) such date as the Holders selling Registrable Securities have completed the distribution described in the registration statement and (B) such time that all of such Registrable Securities are no longer, by reason of Rule 144 under the Act, required to be registered for the sale thereof by such Holders. The Company will also use its best efforts to, during the period that such registration statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder or otherwise to ensure that the registration statement does not contain any untrue statement of material fact or omit to state a fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the Company may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement. In the event that the Company becomes qualified for the use of Form S-3 or any successor form at a time when any registration statement on any other Form which includes Registrable Securities is required to be maintained hereunder, the Company shall, upon the request of any selling Holder, subject to Section 7(f), (i) as expeditiously as reasonably possible, use best efforts to cause a Short-Form Registration covering such Registrable Securities to become effective and (ii) comply with each of the other requirements of this Section 7(e) which may applicable thereto. Upon the effectiveness of such Short-Form Registration, the Company shall be relieved of its obligations hereunder to keep in effect the registration statement which initially covered the Registrable Securities included in such Short-Form Registration.

(2) Prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(3) Make available for inspection upon reasonable notice during the Company’s regular business hours by each selling Holder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such selling Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such selling Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

(4) Furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus as amended or supplemented from time to time, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(5) Use best efforts to register and qualify the securities covered by such registration statement under such other federal or state securities laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(6) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(7) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (i) when the registration statement or any post-effective amendment and supplement thereto has become effective; (ii) of the issuance by the SEC of any stop order or the initiation of proceedings for that purpose (in which event the Company shall make every effort to obtain the withdrawal of any order suspending effectiveness of the registration statement at the earliest possible time or prevent the entry thereof); (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (and each Holder agrees to suspend any trading under the Registration Statement until such condition is abated).

(8) Cause all such Registrable Securities registered hereunder to be listed on each securities exchange or quotation service on which similar securities issued by the Company are then listed or quoted or, if no such similar securities are listed or quoted on a securities exchange or quotation service, apply for qualification and use best efforts to qualify such Registrable Securities for inclusion on a national securities exchange or the OTCBB.

(9) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(10) Cooperate with the selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold, which certificates will not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of the Registrable Securities to the underwriters.

(e) Furnish Information. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 7 with respect to the Registrable Securities of any Holder that such Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect the registration of such Holder’s Registrable Securities.

(f) Registration Expenses. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registrations pursuant to Section 7 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and fees and expenses of one counsel to the Holders to be designated by the Placement Agent (not to exceed $10,000) (“Registration Expenses”), but excluding underwriting discounts and commissions relating to Registrable Securities and excluding any professional fees or costs of accounting, financial or legal advisors (in excess of $10,000) to any of the Holders.

(g) Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 7(b) to include any of the Holders’ Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders). For purposes of the preceding parenthetical concerning apportionment, for any selling Holder who is a holder of Registrable Securities and is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder”, and any pro-rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling Holder”, as defined in this sentence.

(h) Rule 415 Requirements. Notwithstanding the registration obligations set forth in this Section 7, in the event the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof, (ii) use its commercially reasonable efforts to file amendments to the registration statement as required by the SEC and/or (iii) withdraw the registration statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-1 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. In the event the Company amends the registration statement or files a New Registration Statement, as the case may be, under clauses (ii) or (iii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC or by SEC guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-1 or such other form available to register for resale those Registrable Securities that were not registered for resale on the registration statement, as amended, or the New Registration Statement. The foregoing notwithstanding, if the Company is required to limit the number of shares that it can include on such resale registration statement or New Registration Statement by regulation or the requirements of the SEC or any exchange, then, notwithstanding any other registration rights of the Holder, the number of Registrable Securities to be included on such registration statement and New Registration Statement shall be allocated to the Holders and the holders of Other Registrable Securities on a pro rata basis based on the number of Registrable Securities and Other Registrable Securities held by such holders.

(i) Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 7.

(j) Indemnification. In the event that any Registrable Securities are included in a registration statement under this Section 7:

(1) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7(j)(1) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person or a violation of any provision of the Subscription Agreement by a Holder.

(2) To the extent permitted by law, each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration or a violation of any provision of the Subscription Agreement by a Holder; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 7(j)(2), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7(j)(2) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this Section 7(j)(2) exceed the greater of the cash value of the (i) gross proceeds from the offering received by such Holder or (ii) such Holder’s investment pursuant to this Subscription Agreement as set forth on the signature page attached hereto.

(3) Promptly after receipt by an indemnified party under this Section 7(j) of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 7(j), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7(i), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7(j).

(4) If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(5) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(6) The obligations of the Company and Holders under this Section 7(j) shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 7, and otherwise.

(k) Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(1) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the IPO or Trading Event by the Company;

(2) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(3) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

(l) Permitted Transferees. The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Section 7 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities if: (a) such Holder gives prior written notice to the Company; (b) such transferee agrees to comply with the terms and provisions of the Subscription Agreement; (c) such transfer is otherwise in compliance with the Subscription Agreement, (d) such transfer is otherwise effected in accordance with applicable securities laws and (e) such Holder transfers at least 51% of its shares of Registrable Securities to the transferee. Except as specifically permitted by this Section 7(l), the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

(m) Termination of Registration Rights The right of any Holder to request or demand inclusion in any registration pursuant to Sections 7(b) or 7(d) shall terminate at such time as all shares of Registrable Securities held by such Holder may immediately be sold under Rule 144 without restriction.

8. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, the Placement Agent, and their respective officers, directors, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

9. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

10. Modification. Any of the terms or provisions of this Subscription Agreement shall not be modified or waived except by an instrument in writing signed by (a) the Company, (b) the Placement Agent and (c) the holders of at least a majority of the then outstanding Securities issued in the Offering (including shares of the Company’s common stock issued upon conversion of the Securities issued the Offering), as measured at the time of such modification or waiver. Notwithstanding the foregoing, no provision of this agreement may be modified or waived in a manner that adversely affects the specific rights or obligations of a party hereunder in a manner different than such modification or waiver affects all other similarly situated parties without the written consent of such adversely affected party. Any modification or waiver effected in accordance with the provisions of this Section 10 shall be binding on all parties hereto and each party’s respective successors and permitted assigns, whether or not such party, successor or assignee executed such modification or waiver.

11. Immaterial Modifications to the Transaction Documents. The Company may, at any time prior to the First Closing, amend the Transaction Documents if necessary to clarify any provision therein, without first providing notice or obtaining prior consent of the Purchaser, if, and only if, such modification is not material in any respect.

12. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 13). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

13. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Securities shall be made only in accordance with all applicable laws.

14. Applicable Law. This Subscription Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. Each of the parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to the Subscription Agreement shall be instituted exclusively in the state or federal courts located in New York County, New York, (2) waive any objection which they may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of such courts in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in such courts and agree that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

15. Blue Sky Qualification. The purchase of Securities under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

16. Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

17. Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence (the “Confidential Information”). Any distribution of the Confidential Information to any person other than the Purchaser named above, in whole or in part, or the reproduction of the

Confidential Information, or the divulgence of any of its contents (other than to the Purchaser’s tax and financial advisers, attorneys and accountants, who will likewise be required to maintain the confidentiality of the Confidential Information) is unauthorized, except that any Purchaser (and each employee, representative, or other agent of such Purchaser) may disclose to any and all persons, without limitations of any kind (except as provided in the next sentence) the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to the Purchaser relating to such tax treatment and tax structure. Any such disclosure of the tax treatment, tax structure and other tax-related materials shall not be made for the purpose of offering to sell the Securities offered hereby or soliciting an offer to purchase any such securities. Except as provided above with respect to tax matters, the above named Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any Confidential Information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

18. Miscellaneous.

(a) The Offering Documents, together with the Transaction Documents, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

(b) The representations and warranties of the Company made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Securities hereunder for a period of twelve (12) months from the date of issuance. The representations and warranties of the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Securities hereunder indefinitely.

(c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e) Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

(g) The Purchaser understands and acknowledges that there may be multiple Closings for the Offering.

To subscribe for Securities in the private offering of

Coronado Biosciences, Inc.

1.	Date and Fill in the number of Securities being purchased and Complete and Sign the Subscription Agreement.

2.	Initial the Accredited Investor Certification page attached to this Subscription Agreement.

3.	Complete and return the Investor Profile and, if applicable, Wire Transfer Authorization attached to this letter.

4.	Fax all forms to Jonathan C. Rich at (212) 380-2828 and then send all signed original documents with check to:

National Securities Corporation

330 Madison Avenue, 18th Floor

New York, NY 10017

Attn: Jonathan C. Rich

Tel: (212) 380-2819

5.	Please make your subscription payment payable to the order of “Signature Bank, Escrow Agent for Coronado Biosciences, Inc.”

For wiring funds directly to the escrow account,

see the following instructions:

Name:	Signature Bank
ABA Number:	026013576
SWIFT Code:	SIGNUS33
A/C Name:	Signature Bank, as Agent for
Coronado Biosciences, Inc.
261 Madison Avenue, New York, New York 10016
A/C Number:	1501646462
FBO:	Investor Name:
Social Security Number:
Address:

Questions regarding completion of the subscription documents should be directed to

Mr. Jonathan C. Rich at (212) 380-2841.

ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, the Placement Agent wants to provide you with some information about money laundering and its steps to implement the USA PATRIOT Act.

	Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.	The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What is the Placement Agent required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, the Placement Agent’s anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.	As part of its required program, the Placement Agent may ask you to provide various identification documents or other information. Until you provide the information or documents the Placement Agent needs, we may not be able to effect any transactions for you.

CORONADO BIOSCIENCES, INC.

SIGNATURE PAGE TO THE

SUBSCRIPTION AGREEMENT

Subscriber hereby elects to subscribe under the Subscription Agreement for a total of                  shares of Series C Preferred at a price of $5.59 per share (NOTE: to be completed by subscriber) and executes the Subscription Agreement.

Date (NOTE: To be completed by subscriber):                         , 2011

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Subscriber(s)	Signature

Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership, Corporation, Limited Liability Company or Trust	Federal Taxpayer Identification Number

By:
	Name:	State of Organization
Title:

Date		Address

CORONADO BIOSCIENCES, INC.		NATIONAL SECURITIES CORP.

By:		By:
	Authorized Officer		Authorized Officer